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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 33-60359, 333-30079 and 333-87125) of Paul Harris Stores, Inc. of our report dated February 25, 2000 relating to the consolidated financial statements, which appear in this Form 10-K.


PRICEWATERHOUSECOOPERS LLP

Indianapolis, Indiana
April 21, 2000